SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2003
                                                 -------------------------------

                               Chase Funding, Inc.
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             (Exact name of registrant as specified in its charter)

New York                         333-68848                           13-3840732
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

343 Thornall Street, Edison, New Jersey                                   08837
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (732) 205-0600
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                                 Not applicable
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         (Former name or former address, if changed since last report.)

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ITEM 5. Other Events

            Attached as an exhibit are certain Computational Materials (as defined in the no-action letter issued by the staff of the Commission on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) furnished to the Registrant by J.P. Morgan Securities Inc. (the "Underwriter") in respect of the Registrant's proposed offering of Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-3 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-68848) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

            The Computational Materials were prepared solely by J.P. Morgan Securities Inc., and the Registrant did not prepare or participate in the preparation of the Computational Materials.

            Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

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ITEM 7. Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                 Description
            -----------------           -----------

            (99)                        Computational Materials prepared by J.P.
                                        Morgan Securities Inc. in connection
                                        with Chase Funding Mortgage Loan
                                        Asset-Backed Certificates, Series
                                        2003-3.

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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHASE FUNDING, INC.

May 20, 2003

                                        By: /s/ Eileen Lindblom
                                            ------------------------------------
                                            Eileen Lindblom
                                            Vice President

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                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

      (99)        Computational Materials prepared by J.P.              (E)
                  Morgan Securities Inc. in connection with Chase Funding Mortgage Loan Asset-Backed
                  Certificates, Series 2003-3